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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.31
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                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:
                                                                  Statement Number:          4
AMERICAN GREEN WASTE, INC.                                                                   -
                                                                  For the period FROM:       03/01/01
                                                 Debtor.                                     --------
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                                                                                  TO:        03/31/01
Chapter 11 Case No.:  LA 00-44130 ES                                                         --------
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                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (Cash Basis Only)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $ 8,467.89            $0.00             $0.00
B.    Less:  Total Disbursements per all Prior Statements         -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $    54.00           $0.00             $0.00
D.    Receipts during Current Period                              -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $ 8,413.89           $0.00             $0.00
      Description
        Collection of accounts receivalbe                         $20,811.75


      TOTAL RECEIPTS THIS PERIOD:                                 -------------------- ----------------- ------------------
E.    Balance Available (C plus D)                                $29,225.64           $0.00             $0.00
F:    Less:  Disbursements during Current Period                  -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $10,897.33
      Date         Check No.       Payee/Purpose
      ----         --------        -------------
                                     Bank Charge                       16.00


      TOTAL DISBURSEMENTS THIS PERIOD:                            $10,913.33
G.       Ending Balance (E less F)                                -------------------- ----------------- ------------------
                                                                  $18,312.31           $0.00             $0.00
                                                                  -------------------- ----------------- ------------------

H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36013
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      (2) Payroll Account:
          (a)  Depository Name and Location    Not applicable
                                               --------------
          (b)  Account Number:

      (3)  Tax Account: Not applicable
                        ---------------
          (a)  Depository Name and Location

          (b)  Account Number:
I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):
         None
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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated:  April 26, 2001
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                                         /s/ Eugene W. Tidgewell
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                                         Debtor in Possession or Trustee

                              AMERICAN GREENWASTE
                            SUMMARY OF DISBURSEMENTS
                                   MARCH 2001


                                Check    Check
                                 Date    Number      Amount

PAYEE
US TRUSTEE                      3/4/01    1001         250.00
NATIONAL LEGAL                  3/5/01    1002         256.70
IRELL & MANELLA                 3/26/01   1003      10,390.63

                                                    10,897.33